(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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NICOR INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Nicor Inc.
P.O. Box 3014, Naperville, Illinois 60566-7014
630/305-9500
__________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
__________________________

April 20, 2006

     The Annual Meeting of Stockholders of Nicor Inc. (“Nicor”) will be held at The Northern Trust Company, 6th Floor, Assembly Room, 50 South LaSalle Street, Chicago, Illinois, on Thursday, April 20, 2006, at 10:30 a.m. Central Daylight Saving Time, for the following purposes, all as set forth in the accompanying proxy statement:

1)	elect directors;

2)	ratify the appointment of Deloitte & Touche LLP as Nicor’s independent registered public accounting firm for 2006;

3)	approve the Nicor Inc. 2006 Long Term Incentive Plan;

4)	act on any properly presented stockholder proposals; and

5)	conduct other business properly brought before the meeting.

     Only stockholders of record on the books of Nicor at the close of business on February 23, 2006, will be entitled to vote at the meeting. The stock transfer books will not be closed.

PAUL C. GRACEY, JR.
Vice President, General Counsel
and Secretary

March 10, 2006

IMPORTANT

       Nicor has approximately 22,300 registered stockholders. Your vote is important and we encourage you to vote promptly, whether you plan to attend the meeting or not. You may vote your shares via a toll-free telephone number or over the Internet, or you may sign, date and mail the enclosed proxy card in the envelope provided. If you prefer, you may attend the meeting and vote in person.

Admission to the 2006 Annual Meeting

       If you are a registered stockholder and plan to attend, please detach the admission ticket from the top of the enclosed proxy card and bring it with you to the annual meeting. If you are a stockholder whose shares are held by a broker, bank or other nominee, please request an admission ticket by writing to our principal executive offices at: Nicor Inc., Investor Relations, P.O. Box 3014, Naperville, IL 60566-7014. Evidence of your stock ownership, which you can obtain from your broker, bank or nominee, must accompany your letter. If your request is received by April 10, 2006, an admission ticket will be mailed to you. All other admission tickets can be obtained at the registration table located at The Northern Trust Company lobby beginning at 9:30 a.m. on the day of the annual meeting. An admission ticket (or other proof of stock ownership) and some form of photo identification will be required for admission to the annual meeting. Attendance at the meeting will be limited to stockholders of record as of the record date and one guest per stockholder, and to guests of Nicor.

     The Northern Trust Company is located at 50 South LaSalle Street, the northwest corner of LaSalle and Monroe Streets in Chicago, Illinois. The map below shows parking garages and lots in the immediate vicinity.

_______________________

PROXY STATEMENT
_______________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nicor Inc. (“Nicor”), P.O. Box 3014, Naperville, Illinois 60566-7014, for use at the Annual Meeting of Stockholders to be held on April 20, 2006. Nicor will bear the cost of making solicitations of proxies from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. In addition to solicitation by mail, officers and employees of Nicor may solicit proxies by telephone, by facsimile or in person. Nicor has also retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies, at an estimated cost of $25,000 plus reimbursement for reasonable out-of-pocket expenses. A copy of Nicor’s 2005 Annual Report, the Proxy Statement and the Form of Proxy are scheduled to be mailed on or about March 10, 2006 to all stockholders of record on February 23, 2006.

VOTING

     As of February 23, 2006, Nicor had outstanding 44,192,259 shares of Common Stock and 12,456 shares of Preferred Stock. Each share, regardless of class, entitles the holder to one vote on each matter properly brought before the meeting. Stockholders have cumulative voting rights only for the election of Directors, whereby for each share of stock owned, a stockholder is entitled to one vote for each Director nominee and may accumulate the total number of votes (determined by multiplying the number of shares held by the number of Directors to be elected) and cast them all for a single nominee or distribute them among any number of nominees. The presence of a majority of the votes of the shares of Nicor entitled to vote on the matters to be considered will constitute a quorum for purposes of the meeting. If a quorum is present, in person or by proxy, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the election of Directors will be required for the election of Directors. As a result, shares represented at the meeting and entitled to vote for Directors, but which withhold votes for Directors, will in effect be counted against the nominees, while shares held in the name of a broker which are represented at the meeting but not authorized to vote on this matter (“broker nonvotes”) will not affect the outcome. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon will be required to ratify the appointment of the independent registered public accounting firm (Proposal 2), approve the Nicor Inc. 2006 Long Term Incentive Plan (Proposal 3) and act on any properly presented stockholder proposals (Proposal 4). Shares represented at the meeting which abstain from voting on these proposals will have the effect of votes against the proposals, while broker nonvotes will not affect the outcome.

     You can revoke your proxy at any time before it is exercised by timely delivery to Nicor of a written statement that your proxy is revoked or of a properly executed, later-dated proxy, or by voting by ballot at the meeting. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with the instructions set forth in the proxy. If you do not indicate how your shares should be voted on a matter, the shares, if represented by a properly executed proxy, will be voted as the Board of Directors recommends.

PROPOSAL 1 – ELECTION OF DIRECTORS

     The Directors to be elected are to hold office until the next succeeding annual meeting of stockholders or until their successors are elected and qualified. In the event that any Director nominee shall be unable to serve, which is not now contemplated, the proxy holders may, but need not, vote for a substitute nominee. If stockholders withhold authority to vote for specific nominees, the proxies may accumulate such votes and cast them for other nominees. While the Board of Directors does not otherwise presently anticipate cumulating votes pursuant to proxies it obtains as a result of this solicitation, it reserves the discretionary authority to accumulate such votes and vote for less than all of the nominees named herein.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

     The names of the nominees are set forth below along with their business experience during the last five years and other directorships currently held, including directorships with companies whose securities are registered with the Securities and Exchange Commission. Each Director will also be a Director of Northern Illinois Gas Company, doing business as Nicor Gas Company, a subsidiary of Nicor.

     At its meeting of December 20, 2005, the Board of Directors approved the recommendations of the Corporate Governance Committee and appointed Ms. Georgia R. Nelson, President and Chief Executive Officer of PTI Resources, LLC, and Mr. Raymond A. Jean, Chairman, President and Chief Executive Officer of Quanex Corporation, to the Board. Ms. Nelson was recommended as a candidate by an independent search firm and Mr. Jean was known to, and recommended to the Committee by a non-employee independent Director.

     At its meeting of February 23, 2006, the Board of Directors approved the recommendation of the Corporate Governance Committee and nominated Ms. Brenda J. Gaines, formerly President of Diners Club North America, as a nominee for election to the Board of Directors at the Annual Meeting of Stockholders. Ms. Gaines was recommended as a candidate by an independent search firm.

THOMAS A. DONAHOE; Age 70

Director since 1998

Business experience: Retired since 1996; formerly Partner, 1970-1996, as well as Managing Partner--Operations-Audit Practice, 1995-1996 and Vice Chairman, 1988-1995, Price Waterhouse LLP (Accounting and Consulting Services).

Directorships: Andrew Corporation; A.M. Castle & Co.

BRENDA J. GAINES; Age 56

First Nomination as Director

Business experience: Retired; formerly President, 1999-2004, Executive Vice President – Corporate Card Sales, 1994-1999, Diners Club North America, a division of Citigroup (Charge/Credit Cards).

Directorships: CNA Financial Corporation; Office Depot, Inc.; Tenet Healthcare Corporation.

RAYMOND A. JEAN; Age 63

Director since December 2005

Business experience: Chairman, President and Chief Executive Officer since 2001, Quanex Corporation (Manufacturer – Engineered Materials and Components); Corporate Vice President, 1999-2001, AMSTED Industries, Inc. (Manufacturer – Industrial Components).

Directorships: AMSTED Industries, Inc.; Quanex Corporation.

DENNIS J. KELLER; Age 64

Director since 1994

Business experience: Chairman of the Board since 1987, Co-Chief Executive Officer 2002-2004 and Chief Executive Officer 1987-2002, DeVry Inc., as well as Chairman of the Board since 2002, DeVry University, Inc. (Technical and Management Education).

Directorships: DeVry Inc.; Ryerson, Inc.

R. EDEN MARTIN; Age 65

Director since January 2005

Business experience: President since 1999, The Commercial Club of Chicago (Civic Group); Partner 1975-2004, Sidley, Austin, Brown & Wood LLP (and predecessor firm, Sidley & Austin) (Legal Services).

Directorship: Aon Corporation.

The Board of Directors unanimously recommends that you vote FOR all the nominees listed above.

The following Directors are not standing for reelection to the Board in 2006:

John E. Jones; Age 71
Lead Director; Director since 1993
Business experience: Retired since 1996; formerly Chairman of the Board and Chief Executive Officer, 1989-1996, as well as President and Chief Operating Officer, 1988-1996, CBI Industries, Inc. (Industrial Construction).
Directorships: AMSTED Industries, Inc.; Valmont Industries, Inc.

William A. Osborn: Age 58
Director Since 1999
Business experience: Chairman of the Board and Chief Executive Officer since 1995, Northern Trust Corporation
(Banking and Trust Services).
Directorships: Caterpillar Inc.; Northern Trust Corporation; Tribune Company.

DIRECTOR INDEPENDENCE

     The Board of Directors has adopted standards for Director independence (Appendix A to this proxy statement) for determining whether a Director is independent from management. These standards are based upon the listing standards of the New York Stock Exchange and applicable laws and regulations. The Board of Directors has affirmatively determined, based on these standards, that the following Directors, all of whom are standing for election to the Board, are independent: Messrs. Robert M. Beavers, Jr., Bruce P. Bickner, John H. Birdsall, III, Thomas A. Donahoe, Raymond A. Jean, Dennis J. Keller, R. Eden Martin, John Rau and John F. Riordan, and Ms. Georgia R. Nelson; and new Director nominee, Ms. Brenda J. Gaines, is independent. The Board of Directors has also determined that the only Director, who is standing for election to the Board and is not independent, is Mr. Russ M. Strobel, Chairman, President and Chief Executive Officer of Nicor. Accordingly, 11 of the 12 Director nominees are independent. In addition, the Board of Directors has determined that Messrs. John E. Jones and William A. Osborn, who are not standing for reelection to the Board in 2006, are also independent. The Board has also determined that all Board standing committees are composed entirely of independent Directors.

EXECUTIVE SESSIONS

     Nicor’s corporate governance guidelines provide that non-management Directors will meet at least annually in executive session without management Directors or management present. In addition, the independent Directors will meet at least three times per year in executive session without management Directors, non-independent Directors or management present. These sessions will take place prior to or following regularly scheduled Board meetings.

     The Chairman of the Corporate Governance Committee acts as Lead Director to facilitate communication with the Board and preside over regularly conducted executive sessions where the Chairman of the Board is not present. The Lead Director, and each of the other Directors, communicates regularly with the Chairman of the Board regarding appropriate agenda topics and other Board-related matters. Security holders may communicate with the Board of Directors by sending correspondence to the Vice President, General Counsel and Secretary, Nicor Inc., 1844 Ferry Road, Naperville, Illinois 60563-9600. The Vice President, General Counsel and Secretary will then submit the correspondence to the Board. Interested parties may communicate directly with the Lead Director by sending correspondence to the Chairman of the Corporate Governance Committee, Board of Directors, Nicor Inc., 1844 Ferry Road, Naperville, Illinois 60563-9600.

BOARD AND COMMITTEE MEETINGS

     The Nicor Board has an Audit Committee, a Compensation Committee and a Corporate Governance Committee. During 2005, there were eight meetings of the Board of Directors, nine meetings of the Audit Committee, five meetings of the Compensation Committee and four meetings of the Corporate Governance Committee. All incumbent Directors attended at least 90% or more of the aggregate number of meetings of the Board and Committees on which they served. Directors are expected to attend Nicor’s Annual Meeting of Stockholders and all were in attendance at the April 21, 2005 meeting.

     The charters, which include the functions and responsibilities, for each of the Audit, Compensation and Corporate Governance Committees, as well as Nicor’s Corporate Governance Guidelines and Code of Ethics can be found in the Investors Section on Nicor’s Web site at www.nicor.com. Any of the foregoing documents are available in print to any stockholder upon request. Requests may be made in writing to Nicor’s Vice President, General Counsel and Secretary.

COMMITTEES OF THE BOARD OF DIRECTORS

     The members of the Audit Committee are Messrs. Bickner (Chairman), Birdsall, Donahoe and Martin. The Audit Committee is responsible for, among other things, reviewing the operation of Nicor’s internal accounting and audit processes, and reviewing the independence, qualifications and performance of the independent registered public accounting firm. Following the 2006 Annual Meeting of Stockholders, Nicor expects the composition of the Audit Committee to be Messrs. Bickner (Chairman), Donahoe and Martin, and Ms. Nelson. Additional information regarding the Audit Committee is included in this proxy statement under the caption “Audit Committee Report” and in the Audit Committee Charter that is included as Appendix B.

     The members of the Compensation Committee are Messrs. Beavers, Jones, Keller (Chairman) and Rau. The Committee is responsible for, among other things, reviewing and approving or, where appropriate, making recommendations to the Board of Directors relating to executive salaries and benefits. Mr. Jones is not standing for reelection to the Board in 2006. Following the 2006 Annual Meeting of Stockholders, Nicor expects the composition of the Compensation Committee to be Messrs. Beavers, Birdsall, Jean, Keller (Chairman) and Rau. Additional information regarding the Compensation Committee is included in this proxy statement under the caption “Compensation Committee Report.”

     The members of the Corporate Governance Committee are Messrs. Donahoe, Jones (Chairman), Osborn and Rau. The Corporate Governance Committee has responsibility for, among other things, (i) developing criteria for selecting directors; (ii) identifying individuals qualified to become members of the Board of Directors and recommending director nominees for the next Annual Meeting of Shareholders; and (iii) developing and recommending to the Board corporate governance guidelines applicable to Nicor. The Corporate Governance Committee will consider written recommendations from shareholders of Nicor regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board at the next Annual Meeting of Shareholders of Nicor, such recommendations should be received in writing by the Vice President, General Counsel and Secretary of Nicor no later than November 9, 2006. The Board, in approving (and, in case of vacancies, appointing) such candidates, take into account many factors, including, at a minimum, size and composition of the Board, the ability to make independent analytical inquiries, general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, understanding of Nicor’s business on a technical level, other board service, educational and professional background, the possession of fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility and the diversity of the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Corporate Governance Committee will not evaluate nominees proposed by shareholders any differently than other nominees to the Board. Mr. Jones and Mr. Osborn are not standing for reelection to the Board in 2006. Following the 2006 Annual Meeting of Stockholders, Nicor expects the composition of the Corporate Governance Committee to be Messrs. Donahoe, Rau (Chairman) and Riordan, and Ms. Gaines.

DIRECTORS’ COMPENSATION

     Directors who are not Nicor or subsidiary officers receive an annual retainer of $45,000, plus a $1,500 fee for each Board, Committee and stockholders meeting attended. Chairmen of the Compensation and Corporate Governance Committees are paid an additional retainer of $5,000 per year, and the Chairman of the Audit Committee is paid an additional retainer of $10,000 per year. Directors may elect to defer the payment of retainers and fees using an interest equivalent option or a share unit option. The interest equivalent option accrues interest quarterly at a prime interest rate. At retirement, the Director receives a cash payment equal to the value in his/her account. Under the share unit option, deferred amounts are converted into share units based on the market price of Nicor Common Stock at the deferral date, with amounts equal to dividends and distributions paid on Nicor Common Stock during the interim converted into additional share units based on then-current market prices for Nicor’s Common Stock. At retirement, the Director will be entitled to a cash payment based on the number of share units then held and the then-current market price of Nicor Common Stock. Once each year, a Director may switch all or part of the deferred balance between the interest equivalent option and the share unit option. Non-management Directors as a group received 8,323 share units for compensation deferred and dividends paid during 2005, with an average price per share of $38.75. Five months following commencement of each term that they serve, non-management Directors also receive a cash award equal to the then market value of 1,200 shares of Nicor Common Stock, but at an annual election of the Director, such amount may be received half in the form of shares of Nicor Common Stock and the other half in cash.

SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is the number of shares of Nicor Common Stock beneficially owned by each of Nicor’s Directors, the Director nominee, the executive officers named in the Summary Compensation Table and by all Directors and executive officers as a group as of February 23, 2006, with sole voting and investment power except as otherwise noted, and share units held in the Directors’ Deferred Compensation Plan and Stock Deferral Plan. No Director, Director nominee or executive officer beneficially owns more than 1% of the outstanding shares of Common Stock except for Thomas L. Fisher who beneficially owns 1.2% of the outstanding shares. No Director, Director nominee or executive officer owns any shares of Preferred Stock. Mr. Fisher retired as Chief Executive Officer of Nicor effective April 1, 2005 and as Chairman of Nicor effective November 1, 2005.

     Stock ownership guidelines have been established for Directors and officers of Nicor and its subsidiaries. These guidelines were established to align their interests with those of the stockholders and to strengthen their focus on activities that create shareholder value. The guidelines, stated as a multiple of the Director’s annual retainer plus fees or the officer’s base salary, are as follows: Non-management Director, three times; Chief Executive Officer, three times; President, three times; Executive Vice President, Senior Vice President or President of a subsidiary, one and a half times; Vice President, one times; and Assistant Vice President, one-half times. Directors and officers are asked to comply with these guidelines through ownership of stock or stock equivalents within five years of becoming a Director or officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of and transactions in Nicor stock by executive officers and Directors of the company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934. Nicor believes that during 2005 its executive officers and Directors complied with all filing requirements.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information regarding any person or institution that is known to Nicor to be the owner of more than five percent of Nicor’s Common Stock. This information is as of December 31, 2005, which was the date of the most recent publicly available information at the time of preparation of this proxy statement.

COMPENSATION COMMITTEE REPORT

     The following information regarding compensation is given with respect to the Chief Executive Officer, the retired Chief Executive Officer and other executive officers.

EXECUTIVE COMPENSATION PHILOSOPHY

     Executive compensation at Nicor is intended to assure that the company is able to attract and retain management capable and motivated to serve stockholder, customer and employee interests. Nicor’s executive compensation program is based upon two central objectives:

  Provide market-competitive compensation opportunities; and
  Create strong links between shareholder value, financial performance and the pay of Nicor’s top officers.

     To achieve these objectives, the Compensation Committee reviews executive assignments, responsibilities and performance. The Committee establishes or, where appropriate, makes recommendations to the Board of Directors for executive compensation program design and participation; salaries; and incentive compensation opportunities, performance objectives and awards. The Committee is composed of outside directors, none of whom has interlocking relationships with Nicor. The Committee has access to independent compensation consultants and to competitive pay and industry compensation practices.

     Nicor’s executive compensation program has four components – base salary, annual incentives, long term incentives and other forms of compensation such as retirement and perquisites.

BASE SALARY

     Individual salaries are set within a broad band structure with market reference points based on an annual review of pay for comparable positions in the energy and general industries. Market reference points for each position are targeted to approximately the 50th percentile of similarly sized companies, with a greater emphasis toward the energy industry. In addition, the Committee takes into account additional factors in setting salaries, such as performance, responsibilities, and leadership.

ANNUAL INCENTIVES

     Participation in the annual incentive compensation plan, which in 2005 included the Chief Executive Officer, the retired Chief Executive Officer and the other named executive officers, is extended to those positions that play the most important roles in carrying out Nicor’s annual operating plans. Annual incentive compensation opportunities are based on periodic reviews of comparable positions in the same manner as described previously for salaries and are targeted to the 50th percentile of the competitive data.

     For 2005, Nicor officers had 50%-70% of their annual incentive target based on goals related to the performance of Nicor Gas, Nicor’s primary subsidiary, and 30%-50% related to the performance of the nonutility and other energy operations. Specific weightings for each officer are based on their roles and responsibilities within the company. In addition, in establishing the actual bonus awards to be made, the Compensation Committee may take into account facts and circumstances that exist during the year. Target incentive award opportunities range from 35% to 75% of salary, with maximum possible payouts set at 150% of target. Actual awards for 2005 ranged from 38% to 96% of salary. This reflects the achievement of 119% of the utility net income goal, 150% of the non-utility goal and 0% of the other energy operations goal. From time to time, Nicor pays discretionary bonuses based on performance.

LONG TERM INCENTIVES

     The long term incentive compensation program is primarily composed of stock options and performance units and is intended to focus senior management clearly on Nicor’s long term objective of creating value for shareholders. Under this program, participants generally receive periodic grants of stock options and an equal value of performance units with a combined target award value based on periodic comparisons to the 50th percentile levels for comparable positions at similarly sized companies, as described in the salary section above. Participants in the Long Term Incentive Program are selected by the Compensation Committee and include the Chief Executive Officer and other executive officers who are responsible for setting and carrying out Nicor’s longer-range strategic plans.

  Stock options carry a maximum 10-year term and are issued with an exercise price equal to the fair market value at the date of grant.

  For Performance Cash Unit Awards made in 2005 with a performance period of 2005 through 2007, each performance unit is targeted at $1.00 and can be earned based upon the objective established by the Compensation Committee for Nicor’s three-year total shareholder return relative to the Standard and Poor’s (S&P) Utilities Index (the same peer group used in the Stock Performance Graph shown following this report). The potential number of performance units earned can range from 0% to 200% of the number granted. A payout of 100% of the units granted is achieved when Nicor’s performance is in the 60th percentile of the total shareholder return peer group comparison. No payout is made if Nicor’s performance is below the 25th percentile, and 200% payout is made if Nicor’s performance is in the 90th percentile or higher. Actual long term incentive compensation relating to performance cash unit awards for executive officers for the 2003 through 2005 cycle was 63.6% of target. The 2003 through 2005 cycle was earned based equally upon two objectives: (a) Nicor’s three-year total shareholder return relative to the S&P Utilities Index and (b) Nicor’s earnings per share growth over the three-year performance period. Performance on each objective was assessed independently. A payout of 100% of the units granted is achieved when Nicor’s performance is in the 60th percentile of the total shareholder return peer group comparison and the three-year earnings per share growth is 18%. The actual achievement of 63.6% of target reflects the achievement of 27.2% of the total shareholder return goal and actual achievement of 147% on the earnings per share growth goal, which the Compensation Committee exercised its discretion under the terms of the plan to set the payout at 100%.

  Both stock options and performance units vest after one year, but the exercise of stock options is generally restricted for a three-year period. At the end of the restricted period, the stock options automatically become exercisable.

OTHER FORMS OF COMPENSATION

     Nicor also compensates its employees through a number of employee benefit plans, including tax qualified retirement plans (the Savings and Investment Plan and the Retirement Plan), health and welfare benefits and by providing perquisites and fringe benefits. In addition, certain Nicor executives are eligible to participate in and accrue benefits under various non-qualified retirement plans (i.e., the Supplemental Savings Investment Plan, Supplemental Senior Officer Retirement Plan, Supplemental Retirement Plan and Security Payment Plan) which are designed to provide benefits in excess of the limits applicable under Nicor’s tax qualified retirement plans, or in the case of Nicor’s Security Payment Plan to provide income continuation benefits to the surviving spouse or a disabled officer. These additional non-qualified retirement plans provide a more equitable level of income replacement upon retirement to Nicor executives than they would receive if they just participated in Nicor’s tax qualified plans. Nicor executive officers are also able to participate in deferred compensation arrangements (i.e., the Salary Deferral Plan and the Stock Deferral Plan) which allow them to defer salary and bonuses until termination of employment or another specified date. Nicor executive officers do not have a severance plan. Accordingly, Nicor entered into change in control agreements with its executives, the terms of which are discussed below, to provide guaranteed severance in the event an executive’s employment is terminated without cause or by the executive due to a constructive termination known as “good reason” following a change in control. Nicor’s executives receive some perquisites and fringe benefits which are not available to all employees in general. For example, Nicor’s management employees receive a monthly car allowance which is intended to reimburse the executives for the use of their personal cars in performance of company business. Additionally, instead of providing a variety of fringe benefits and perquisites, Nicor makes an annual payment each year to its officers of one-half of 1% of their annual base salary which is included in their income to be used to pay for medical, dental, hearing, vision, financial and estate planning, tax advice, purchase of additional life insurance, athletic or health club memberships and/or exercise equipment.

CEO COMPENSATION

     On March 17, 2005, Mr. Strobel, President and Chief Executive Officer of Nicor Gas and President of Nicor, was promoted to the additional responsibility of Chief Executive Officer of Nicor, succeeding Mr. Fisher who continued as Chairman of Nicor and Nicor Gas through October 31, 2005, at which time Mr. Strobel also succeeded Mr. Fisher in these posts. Mr. Fisher retired as an officer from Nicor effective April 1, 2005. On March 17, 2005, Mr. Strobel received a $150,000 increase in base salary. The Committee considered the following factors when reviewing Mr. Strobel’s salary: his job responsibility and scope; competitive data in utility and diversified utility companies, as well as general industry; his past salary adjustments; and company and individual performance, including leadership, organizational development, shareholder/investor relations and civic/community/industry activities. The Committee did not attach any specific weighting to any one factor, and noted that some factors were more subjective than others.

     Mr. Strobel’s and Mr. Fisher’s annual incentive compensation payout for 2005 was $577,350 and $166,087, respectively. Mr. Fisher’s payout was based on his prorated participation in the plan through March 31, 2005. The awards were based on the achievement of predefined net income objectives, 70% based on utility performance and 30% based on non-utility performance. Actual achievement was 119% of the utility net income objective and 150% for the non-utility objective.

     The Committee awarded Mr. Strobel a grant of 77,500 stock options and 450,000 performance units on March 17, 2005. These awards were calibrated to the 50th percentile of competitive data for his position as described in this report. The performance units awarded to Mr. Strobel in 2005 have a performance period of 2005 through 2007, and may be earned subject to the total shareholder return criteria described in this report.

SECTION 162(M)

     Section 162(m) to the Internal Revenue Code provides that compensation in excess of $1 million paid or accrued by Nicor to any of the five most highly compensated employees is not deductible by Nicor unless it is performance based and meets procedural criteria mandated by law.

     The Compensation Committee has carefully reviewed the impact of Section 162(m) as it applies to Nicor’s compensation programs. It is the Committee’s policy to maximize the effectiveness, as well as the tax deductibility, of Nicor’s executive compensation programs. Therefore, the Committee considers it to be in the best interests of Nicor’s stockholders to retain somewhat broader discretion in determination of performance criteria and administration of Nicor’s incentive programs. Compensation paid to Nicor’s Chief Executive Officer and its four most highly compensated officers for 2005 was either below the $1,000,000 limit on deductible compensation under Section 162(m), or was otherwise designed to be performance based compensation which satisfied the requirements for deductibility under Section 162(m). In view of anticipated compensation levels of the covered employees in fiscal year 2006, the Committee intends that all compensation paid or accrued will qualify as a tax deductible amount.

Compensation Committee of the Board of Directors of Nicor Inc.

Dennis J. Keller, Chairman      Robert M. Beavers, Jr.      John E. Jones      John Rau

STOCK PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for Nicor Common Stock, the S&P Utilities Index and the S&P 500 Index (both of which include Nicor Common Stock) as of December 31 of each of the years indicated, assuming $100 was invested on January 1, 2001, and all dividends were reinvested.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows executive compensation for the years indicated for the Chief Executive Officer, the retired Chief Executive Officer and the four other highest-compensated executive officers.

Name and Principal Position	Year	Annual Compensation		Long Term Compensation		
				Awards	Payouts	
		Salary	Bonus	Shares Underlying Options	Long Term Incentive Plan (1)	All Other Compensation (2)
R. M. Strobel	2005	$563,654	$577,350	77,500	$153,276	$107,885
Chairman, Chief Executive Officer and President of Nicor and Nicor Gas	2004	450,000	251,313	51,600	34,196	72,399
	2003	390,500	117,744	52,100	25,338	56,438
T. L. Fisher	2005	$199,231	$166,087	0	$324,360	$ 70,035
Retired Chairman and Chief Executive Officer of Nicor and Chairman of Nicor Gas(3)	2004	695,385	275,625	92,600	116,220	89,675
	2003	680,000	221,000	110,400	118,080	89,324
R. L. Hawley	2005	$355,154	$255,940	32,600	$ 0	$ 58,256
Executive Vice President and Chief Financial Officer of Nicor and Nicor Gas (4)	2004	340,000	150,250	30,000	0	45,449
	2003	13,077	0	0	0	0
P. C. Gracey, Jr.	2005	$275,639	$145,734	15,700	$ 43,884	$ 43,259
Vice President, General Counsel and Secretary of Nicor and Nicor Gas	2004	259,231	78,775	12,700	0	37,791
	2003	250,000	43,750	14,900	0	30,056
D. R. Dodge	2005	$255,304	$ 98,496	14,400	$ 48,336	$ 38,462
Senior Vice President Diversified Ventures & Corporate Planning of Nicor and Nicor Gas	2004	246,539	65,625	14,300	14,751	35,372
	2003	235,000	41,125	16,500	11,562	29,109
G. P. O'Connor	2005	$245,304	$135,916	11,700	$ 0	$ 36,517
Vice President Administration & Finance of Nicor and Nicor Gas (5)	2004	109,846	42,866	0	0	14,203

(1) Payouts under the Performance Unit program of the Long Term Incentive Plan are made in cash or can be deferred (up to 50%) and converted into share unit equivalents in the Stock Deferral Plan. Payouts in 2005 relate to the Performance Units awarded in 2003 having a 2003-2005 performance period.

(2) Amounts shown for 2005 include company contributions to the Savings Investment Plan and credits to the Supplemental Savings Investment Plan for Mr. Strobel, Mr. Fisher, Mr. Hawley, Mr. Gracey, Mr. Dodge and Mr. O'Connor of $34,242, $9,414, $21,576, $18,606, $17,234 and $14,903, respectively; interest earned in excess of market on deferred salary for Mr. Strobel, Mr. Fisher, Mr. Hawley, Mr. Gracey and Mr. O'Connor of $5,183, $55,854, $1,514, $571 and $241, respectively; credits to the Supplemental Senior Officer Retirement Plan for Mr. Strobel, Mr. Hawley, Mr. Gracey, Mr. Dodge and Mr. O'Connor of $68,460, $35,166, $24,082, $21,228 and $21,373; credits under the 1968 Incentive Compensation Plan for Mr. Fisher of $4,767.

OPTION GRANTS IN 2005

     The following table shows stock options granted in 2005 to the Chief Executive Officer, the retired Chief Executive Officer and the four other highest-compensated executive officers:

AGGREGATED OPTION EXERCISES IN 2005 AND YEAR-END OPTION VALUES

     The following table shows the aggregated stock option exercises in 2005 and December 31, 2005 stock option values for the Chief Executive Officer, the retired Chief Executive Officer and the four other highest-compensated executive officers:

LONG TERM INCENTIVE PLAN AWARDS IN 2005

     The following table shows performance units granted in 2005 to the Chief Executive Officer, the retired Chief Executive Officer and the four other highest-compensated executive officers:

     Each performance unit is valued at $1.00 target. The payout is determined by a performance multiplier which ranges from 0 to 200% based on Nicor’s total shareholder return over the performance period as compared to the performance of the other companies in the S&P Utilities Index.

RETIREMENT BENEFITS UNDER RETIREMENT ARRANGEMENTS

     The following table shows the estimated annual benefits under Nicor’s deferred benefit retirement plans on a straight life annuity basis at age 65 for various compensation bases and years of service classifications.

     Employees of Nicor and Nicor Gas who are not covered by a collective bargaining agreement, including executive officers, hired prior to December 31, 1997 are covered by the Retirement Plan, which is an actuarially-based, defined benefit plan with benefits determined by “Base Compensation” (highest annual average of base salary for any consecutive 60-month period) and years of service. The base salary for this purpose is the amount shown under “Salary” in the Summary Compensation Table. Under the Retirement Plan, an employee may elect to receive a lump sum benefit at retirement in lieu of semi-monthly payments. The lump sum payment is based on the actuarial present value of the future retirement payments utilizing the average yield of the 30-year Treasury Securities in effect two months prior to the beginning of the quarter during which retirement occurs. The benefits are not subject to any reduction for social security payments or any other offset amounts. Benefits payable under the Retirement Plan in excess of the limitations under the Internal Revenue Code will be paid under the terms of the Supplemental Retirement Plan for executives hired on or before December 31, 1997. In 2005, upon his retirement, Mr. Fisher received lump sum payments totaling $5,755,740 which represents his entire benefit under the Retirement and the Supplemental Retirement Plans based on 37 years of service and a Base Compensation of $665,315.

     Executive officers hired after December 31, 1997 are covered by a Supplemental Senior Officer Retirement Plan, an executive defined contribution plan, under which they receive an annual credit of six percent of base salary and annual incentive. They are vested after three years, upon attaining age 60, or in the event of a change in control. They may elect to receive their benefit in either a lump sum or installments. They may elect to have amounts credited to their accounts accrue a return equivalent to the results of specified investment company investments. While the accounts will remain unfunded obligations of Nicor, Nicor has created a trust for its own benefit that will hold investments reflecting these obligations. Nicor has also agreed to pay Mr. Strobel, who is covered by the Supplemental Senior Officer Retirement Plan, an additional annual retirement benefit for life of $50,000 or its actuarial equivalent. Credited years of service under these arrangements are as follows: Mr. Strobel, 5; Mr. Fisher, 37; Mr. Hawley, 2; Mr. Gracey, 3; Mr. Dodge, 7 and Mr. O’Connor 1.

CHANGE IN CONTROL ARRANGEMENTS

     In the event of a “change in control” of Nicor, then the following would generally occur:

  Under the provisions of Nicor’s Long Term Incentive Plan, all outstanding stock options, restricted stock and performance units will automatically become fully exercisable and/or vested;

  Under the terms of the Salary Deferral Plan, any deferred balance account shall be determined as though the participant retired and will be distributed as soon as practical;

  Under the terms of the Capital Accumulation Plan, under which certain executive officers deferred a portion of their salary or other compensation in 1984 and 1985, the amount deferred shall be credited at an interest rate of 20 percent per annum from the date of deferral, less amounts already received, and distributed as soon as practical following termination within two years of the control change for any reason other than death or total and permanent disability;

  Under the terms of the Stock Deferral Plan, balances will be distributed as soon as practical; and

  Under the terms of the Supplemental Senior Officer Retirement Plan, amounts accrued become fully vested and will be distributed as soon as practical.

     In general, a change in control occurs if any person or group is or becomes a beneficial owner of or has accepted for payment 20% or more of the outstanding Common Stock or securities with 20% or more of the combined voting power of all Nicor voting securities; if the shareholders approve a plan of complete liquidation or dissolution of Nicor; if individuals who were the Board’s nominees for election shall not constitute a majority of the Board following the election; or upon consummation of a reorganization, merger, consolidation, or other business combination involving Nicor or the sale or other disposition of more than 50% of the operating assets of Nicor on a consolidated basis, unless Nicor stockholders continue to own at least 60% of the resulting entity in substantially the same proportion, no person thereby becomes the beneficial owner of 20% or more of the Common Stock or voting securities of the resulting entity, and members of the Nicor Board become at least a majority of the Board of the resulting entity. In addition, a change in control will occur for purposes of any stock-based award if a tender offer not approved by the Board is made whereby the offeror could become the owner of 50% or more of Nicor’s voting stock unless the offer is withdrawn by three business days prior to its scheduled termination.

     The Board of Directors has entered into change in control agreements with Mr. Fisher, Mr. Strobel, Mr. Hawley, Mr. Gracey, Mr. O’Connor and Mr. Dodge. Mr. Fisher’s change in control agreement terminated automatically upon his retirement from Nicor in 2005. These agreements generally provide for continued employment for two years following a change in control in their then-current positions at no less than their then-current compensation and benefits, and for the following upon termination of the executive’s employment by the executive for “good reason” or by Nicor without “cause” (as defined in the change in control agreement) during that period: (1) payment of an amount equal to three times (two times for Mr. Gracey and Mr. O‘Connor) the sum of the executive’s annual base salary and the greater of the average bonus for the last two years or the current year target bonus; (2) full vesting plus credit for an additional three years of age and service in the Supplemental Retirement Plan for Mr. Fisher; (3) full vesting plus credit for an additional three years of contributions (two years for Mr. Gracey and Mr. O’Connor) under the Supplemental Senior Officer Retirement Plan for Mr. Strobel, Mr. Hawley and Mr. Dodge; (4) full vesting for Mr. Strobel under his Retirement Agreement; (5) full vesting and an additional three years (two years for Mr. Gracey and Mr. O’Connor) of company contributions to the Savings Investment Plan; (6) full vesting of all outstanding stock incentive awards, which would continue to be exercisable for their full term or until the executive’s earlier death; (7) at least a three year (two years for Mr. Gracey and Mr. O’Connor) continuation of welfare benefits; and (8) outplacement and legal fees and other expenses. In addition, if any payments to the executive are subject to the excise tax on “parachute payments,” Nicor will make an additional payment to the executive so that the executive will receive net benefits as if no excise tax were payable. The agreements are automatically extended for an additional year on each December 31 unless either party gives notice to the contrary by the preceding June 30. The agreements are also extended automatically for two years following any change in control while they are in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Strobel was elected Senior Vice President, General Counsel and Secretary of Nicor and Nicor Gas Company in January 2001, Executive Vice President, General Counsel and Secretary in January 2002, President in October 2002, Chief Executive Officer of Nicor Gas in November 2003, Chief Executive Officer of Nicor in March 2005 and Chairman of Nicor and Nicor Gas in November 2005. Mr. Strobel was also appointed to the Nicor and Nicor Gas Boards of Directors in January 2004. Mr. Strobel’s wife, Pamela B. Strobel, was Executive Vice President and Chief Administrative Officer of Exelon Corporation until her retirement on October 1, 2005. Since January 1, 2005, Nicor Gas and Exelon Corporation are parties to the following transactions, proposed transactions or business dealings: (1) Nicor Gas and Commonwealth Edison Company (ComEd), a subsidiary of Exelon Corporation, are parties to an interim agreement approved by the Illinois Commerce Commission under which they cooperate in cleaning up residue at former manufactured gas plant sites. Under the interim agreement, costs are evenly split between Nicor Gas and ComEd, except that, if they cannot agree upon a final allocation of costs, the interim agreement provides for arbitration. For 2005, Nicor Gas billed ComEd $2,348,413 and ComEd billed Nicor Gas $7,343,528. (2) Nicor Gas and Exelon Power Team, a subsidiary of Exelon Corporation, were parties to a two-year agreement entered into in June 2003 pursuant to which Nicor Gas transported natural gas to an electric generating station in Rockford, Illinois. Nicor Gas received net payments of $79,440 in 2005 under this agreement.

AUDIT COMMITTEE REPORT

     The Audit Committee consists of four members of the Board of Directors. Each member of the Committee is independent of Nicor and its management, as defined by the New York Stock Exchange listing standards. The Board of Directors has determined that Mr. Donahoe is an “audit committee financial expert.” The Audit Committee operates under a written charter adopted by the Board of Directors, and a copy is included with this proxy statement.

     The Committee has reviewed and discussed Nicor’s quarterly and December 31, 2005 audited financial statements with management and with Deloitte & Touche LLP, the company’s independent registered public accounting firm. The Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and Public Company Accounting Oversight Board Auditing Standard No. 2 “An Audit of Internal Controls Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.”

     The Committee has received from Deloitte & Touche LLP the written disclosures required by Independence Standard No. 1, Independence Discussions with Audit Committees, issued by the Independence Standards Board, regarding their independence. The Committee has discussed with Deloitte & Touche LLP their independence and considered whether the provision of non-audit services referred to in this proxy statement under “Independent Registered Public Accounting Firm” is compatible with maintaining their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the December 31, 2005 audited financial statements be included in Nicor’s Annual Report on Form 10-K for 2005.

Audit Committee of the Board of Directors of Nicor Inc.

Bruce P. Bickner, Chairman       John H. Birdsall, III       Thomas A. Donahoe       R. Eden Martin

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Audit Committee has selected the firm of Deloitte & Touche LLP, as Nicor’s independent registered public accounting firm for 2006. Deloitte & Touche LLP has served as Nicor’s independent registered public accounting firm since May 2002.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote FOR proposal 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following is a summary of the fees billed to Nicor by Deloitte & Touche LLP for professional services rendered for the years ended December 31, 2005 and 2004:

Audit Fees

     Consists of fees for professional services rendered for the audit of Nicor’s consolidated and Nicor Gas’ financial statements, review of the interim financial statements included in quarterly reports, and services in connection with statutory and regulatory filings.

Audit-Related Fees

     Consists of fees for assurance and related services that are reasonably related to the performance of the audit of Nicor’s consolidated and Nicor Gas’ financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. In 2005, these services also included costs associated with American Job Creation Act (AJCA) consultations.

Tax Fees

     The 2005 fees include work performed related to AJCA consultations, in addition to tax return review and preparation assistance. The 2004 fees related to tax return review and preparation assistance.

All Other Fees

     Fees incurred in 2004 were in connection with work performed related to the Securities and Exchange Commission and Illinois Commerce Commission inquiry and investigations.

Audit Committee Pre-Approval Policies and Procedures

     In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by Deloitte & Touche LLP. On an ongoing basis, management of Nicor defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of Deloitte & Touche LLP. On a periodic basis, Nicor’s management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

PROPOSAL 3 – APPROVE THE NICOR INC. 2006 LONG TERM INCENTIVE PLAN

BACKGROUND

     At a meeting held on February 23, 2006, the Board of Directors of Nicor approved and recommended that the stockholders approve the Nicor Inc. 2006 Long Term Incentive Plan (the “2006 Plan”) as a replacement for the 1997 Long Term Incentive Plan (the “1997 Plan”).

     Under the 1997 Plan, options to purchase 1,389,652 shares were outstanding as of February 23, 2006, no shares are subject to outstanding performance unit awards and only 412,784 shares remain available for additional awards thereunder. Also, in order to retain the tax deductibility of any future awards which could be made under the 1997

Plan, Nicor would have been required to have the 1997 Plan reapproved by its stockholders in 2006 in accordance with IRS regulations. However, instead of continuing to make awards under the 1997 Plan, the Board determined that it would be better to adopt a new plan which provided additional flexibility in the types of awards which could be made and to update the 1997 Plan, in the form of the 2006 Plan. Upon approval of the 2006 Plan, no further awards will be made under the 1997 Plan.

     In the current environment of evolving practice in the area of equity-based compensation, the 2006 Plan will give Nicor the flexibility to offer a variety of types of compensation to remain competitive in recruiting and retaining qualified key personnel. In addition to stock options, alternate stock rights granted in conjunction with options, restricted stock and performance unit awards, the 2006 Plan also provides for the grant of restricted stock units, stand alone or independent alternate stock rights and dividend equivalents which may be granted in conjunction with or independently of any other awards under the 2006 Plan.

     The Board believes that long term incentive plans have been successful in focusing management on stockholder interests and will continue to be a valuable tool for attracting, retaining and motivating key executives. Accordingly, the Board recommends that the stockholders approve the 2006 Plan in order for Nicor to continue to use long term incentive awards, have such awards remain deductible and provide Nicor with the flexibility to make market-based equity compensation awards.

PROPOSED PLAN

     The following is a description of the principal provisions of the 2006 Plan. However, this summary is qualified in its entirety by reference to the 2006 Plan, which is included in its entirety as Appendix C hereto.

  Shares Issuable Under the 2006 Plan. The 2006 Plan provides for the grant of up to 1,500,000 shares of Nicor’s common stock. The maximum number of shares which may be subject to awards granted to any one individual during any calendar year may not exceed 150,000. Additionally, the maximum dollar amount of performance awards that are payable to any one individual in cash (including dividend equivalents on performance awards) in any one calendar year may not exceed $3,000,000. The number of shares subject to the 2006 Plan, the limits described above and the exercise price of any award may be adjusted to reflect subdivisions or consolidation of shares of Nicor’s common stock, stock dividends, stock splits, combination of shares, recapitalization or other increase or reduction of the number of shares of common stock outstanding without receiving compensation therefore in money, services or property.

  2006 Plan Administration. The 2006 Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the express provisions of the 2006 Plan, the Committee has the authority to interpret the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements and to make all other determinations necessary or advisable for the administration of the 2006 Plan. Subject to the terms and conditions of the 2006 Plan, the Committee has the authority to select the employees to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2006 Plan. The Committee may from time to time delegate its authority to grant or amend awards to a subcommittee, other members of the Board of Directors, or senior management of Nicor. However the Committee may not delegate such authority with respect to senior executives of Nicor who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, any individual who is subject to Section 162(m) of the Internal Revenue Code (the “Code”) or to any officers to whom the authority to make grants or awards has been delegated.

  Amendment and Termination. With the approval of the Board of Directors of Nicor, the Committee may at any time amend, suspend or terminate the 2006 Plan, except that stockholder approval is required for each amendment which would (i) increase the maximum number of shares which may be issued, (ii) permit the Committee to grant options or alternate stock rights with an exercise or base price that is below fair market value on the date of grant, (iii) permit the Committee to extend the exercise period for an option or alternate stock right beyond 10 years from the date of grant, (iv) result in a material increase in benefits or a change in eligibility requirements, or (v) that is otherwise required by law or stock exchange rule. No amendment, suspension or termination of the 2006 Plan shall, without the consent of the participant, terminate, or adversely affect the participant’s rights under any outstanding Award. Additionally, the Committee may not reprice options to a lower exercise price, or grant options in exchange for the cancellation of options with a higher exercise price without stockholder approval.

  Awards. The 2006 Plan provides for the grant of incentive stock options, non-qualified stock options, alternate stock rights (ASRs), restricted stock, restricted stock units, performance units and dividend equivalents (collectively “Awards”). Each grant will be set forth in a separate agreement with the person receiving the grant and will indicate the type, terms and conditions of the grant. The following briefly describes the characteristics of each type of grant that may be made under the 2006 Plan.

     Stock Options. Stock options granted under the 2006 Plan may be either “non-qualified” or “incentive” stock options. Non-qualified stock options are options not intended to receive favorable tax treatment for participants applicable to incentive stock options under the Internal Revenue Code (the “Code”). The Committee will establish at the time of grant the provisions of each stock option, including:

  the exercise price (which can not be less than fair market value),

  whether it is a non-qualified or incentive stock option,

  the terms and conditions for exercise of the options; and

  the duration of the option. Although no option will be exercisable more than 10 years after the date of grant.

     However, there are certain requirements under the Code that apply to incentive stock options. Among such requirements, incentive stock options must (1) have an exercise price per share of stock of not less than 100% of the fair market value on the date of grant, (2) may only be granted to employees, and (3) may not have a term longer than 10 years after the date of grant. In the case of an incentive stock option granted to an individual who owns, or is deemed to own, at least 10% of the total combined voting power of all classes of stock of Nicor, the 2006 Plan provides that the exercise price must be at least 110% of the fair market value of the stock underlying the subject options on the date of grant, and the incentive stock option must expire no later than the fifth anniversary of the date of its grant.

     The exercise price for options, together with any applicable tax required to be withheld, must be paid in full at the time of exercise in cash,

  in shares owned by the participant for such time as the Committee may require, valued at their fair market value on the date of exercise,

  by delivery of other property having a fair market value on the date of exercise equal to the exercise price,

  through a broker assisted cash-less exercise procedure, or with the consent of the Committee by Nicor withholding shares otherwise deliverable upon exercise of the option, with a fair market value equal to the exercise price.

     Alternate Stock Rights. ASRs granted by the Committee will provide for payments to the holder based upon increases in the price of Nicor’s Common Stock over a set price. Payment for ASRs may be made in cash or shares or a combination thereof as determined by the Committee at the time of grant. An ASR may be granted in conjunction with an option, or independently. The Committee will establish at the time of grant the provisions of each ASR, including:

  the base price (which can not be less than fair market value),

  the terms and conditions for exercise of the ASR; and

  the duration of the ASR. Although, if the ASR is granted in conjunction with an option, it will automatically be cancelled at the same time the option is exercised. Additionally, no ASR will be exercisable more than 10 years after the date of grant.

     Otherwise, there are no restrictions specified in the 2006 Plan on the exercise of ASRs or the amount of gain which can be realized.

     Restricted Stock. Restricted stock is the grant of shares that are nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions on the restricted stock will lapse based upon such conditions as determined by the Committee at the time of grant, which can be time or performance based, including based on the performance criteria described in Performance Units below.

     Restricted Stock Units. Restricted stock units give the participant the right to receive shares at some designated time in the future, subject to the satisfaction of such conditions as may be determined by the Committee at the time of grant, which conditions can be time or performance based, including based on the performance criteria described in Performance Units below.

     Performance Units. Performance units may be granted by the Committee to participants based upon performance measures determined appropriate by the Committee at the time of grant. The performance measures established by the Committee shall be based on one or more of the following specific performance goals: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on invested capital, return on stockholders’ equity, return on assets, stockholder return, return on sales, gross or net profit margin, productivity, expense, operating margin, operating efficiency, customer satisfaction or service, working capital efficiency, earnings per share, price per share of common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. Performance units shall be denominated either in shares or dollar values.

     Dividend Equivalents. Dividend equivalents give the participant the right to receive dividends on stock, subject to another type of Award, or on a number of shares set by the Committee at the time of the grant of the dividend equivalent, if such grant is independent of another Award. A dividend equivalent may be payable at the same time dividends are otherwise payable on the shares or at the time the shares subject to a corresponding Award are otherwise deliverable, if later.

  Eligibility. Awards under the 2006 Plan may be granted to individuals who are key executives or managerial employees of Nicor or its subsidiaries, as selected by the Committee. Although no determination has been made as to the number of employees who will be eligible for Awards under the 2006 Plan, based on Nicor’s experience under the 1997 Plan, approximately 30 employees of Nicor and its subsidiaries are currently eligible to be considered for Awards under the 2006 Plan.

  Change in Control. All Awards granted under the 2006 Plan will become exercisable and payable in full upon the occurrence of a change in control (as defined in the 2006 Plan). In connection with any merger, consolidation or reorganization, the Committee, in its sole discretion, may (1) provide for the cancellation and termination of any Award, provided that the participant is permitted to exercise the Award for a reasonable period or the participant receives payment or other benefits that the Committee determines to be reasonable compensation for the cancellation of the Award, or (2) determine that the Awards may by assumed or substituted for by a successor or survivor company and adjust the number and type of shares subject to the 2006 Plan and Awards and the exercise or base price per share subject to an outstanding Award.

  Miscellaneous Provisions. Generally, no Award granted under the 2006 Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such rights or Awards have been issued, and all restrictions applicable to such shares have lapsed. The Committee may allow Awards other than incentive stock options to be transferred for estate or tax planning purposes to members of, trusts for the benefit of, or partnerships or other entities controlled by the participant’s family.

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any Award granted under the 2006 Plan, Nicor requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

     The 2006 Plan must be approved by the stockholders within twelve months of the date of its adoption. However, Awards under the 2006 Plan may be granted prior to such approval, provided that such Awards may not vest or become exercisable prior to the stockholders’ approval of the 2006 Plan, and that if such approval is not received within the twelve-month period, all such Awards shall become null and void.

     The 2006 Plan is unlimited in duration and will remain effective as long as any Awards under it are outstanding. However, no Awards may be granted under the 2006 Plan more than 10 years after the date the 2006 Plan was adopted.

SECURITIES LAWS

     The 2006 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2006 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2006 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the 2006 Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the 2006 Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Non-Qualified Stock Options

     For federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the 2006 Plan. The optionee will recognize ordinary income, and Nicor generally will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by Nicor) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

Incentive Stock Options

     An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long term capital gain or loss, and Nicor will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. Nicor generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

Alternate Stock Rights

     No taxable income is generally recognized upon the receipt of an ASR. Upon exercise of an ASR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. Nicor generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock

     A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and Nicor generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and Nicor generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and Nicor will be entitled to a deduction for the same amount.

Restricted Stock Unit

     A participant will generally not recognize taxable income upon grant of a restricted stock unit. However, when the shares are delivered to the participant, then the value of such shares at that time will be taxable to the participant as ordinary income. Generally, Nicor will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Performance Units

     A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and Nicor will not be entitled to a deduction at that time. When an Award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and Nicor will be entitled to a corresponding deduction.

Section 162(m) Limitation

     In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and ASRs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2006 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, restricted stock units and performance unit Awards granted under the 2006 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon preestablished objective performance measures based on the performance goals described above under Performance Units.

     Nicor has attempted to structure the 2006 Plan in such a manner that the Committee can determine the terms and conditions of Awards granted thereunder in order to determine whether the remuneration attributable to such Awards will be subject to the $1,000,000 limitation. Nicor has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the 2006 Plan.

PLAN BENEFITS

     The number of Awards that an employee may receive under the 2006 Plan is in the discretion of the Committee and therefore cannot be determined in advance. The Committee has not made any determination to grant any Awards to any persons under the 2006 Plan as of the date of this proxy statement. The following table provides the aggregate number of shares subject to Awards granted during 2005 under the 1997 Plan.

COMPENSATION PLANS

     The following table provides certain information as of February 23, 2006 about Nicor Common Stock that may be issued under Nicor’s existing equity compensation plans:

The Board of Directors unanimously recommends you vote FOR proposal 3.

PROPOSAL 4 – STOCKHOLDER PROPOSAL

     The following proposal was submitted to Nicor by Mr. Emil Rossi (with an address of P.O. Box 249, Boonville, CA 95415, who has appointed as his proxy Mr. John Chevedden and/or his designee, with an address of 2215 Nelson Ave., No. 205, Redondo Beach, California 90278). Mr. Rossi is the beneficial owner of 200 shares of Nicor Common Stock as of November 10, 2005. This proposal is included in this proxy statement in compliance with SEC rules and regulations.

4 – Independent Board Chairman

RESOLVED: Stockholders request that our Board of Directors change our governing documents (Charter or Bylaws if practicable) to require that the Chairman of our Board serve in that capacity only and have no management duties, titles, or responsibilities. This proposal gives our company an opportunity to cure our Chairman’s loss of independence should it exist or occur once this proposal is adopted.

The primary purpose of our Chairman and Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including the CEO. Separating the roles of Chairman and CEO can promote greater management accountability to shareholders and lead to a more objective evaluation of our CEO.

The Council of Institutional Investors www.cii.org whose members have $3 trillion invested, recommends adoption of this proposal topic.

     Progress Begins with One Step

It is important to take one step forward in our corporate governance and adopt the above RESOLVED statement since our 2005 governance standards were not impeccable. For instance in 2005 it was reported (and certain concerns are noted):

  We had no Lead Director – Independent oversight concern.

  Our directors can be elected with one yes-vote from our 44 million shares under our plurality voting.

  Poison pill: A 2004 shareholder proposal, winning our 60% yes-vote, asked our management to require shareholder approval of poison pills. Our board adopted a policy that our board can override the policy and adopt a pill without shareholder approval. This provision undermines the shareholder approval requirement, and it is not believed that the policy constitutes full implementation of the proposal according to The Corporate Library (TCL) http://www.thecorporatelibrary.com/ a pro-investor research firm.

  There are too many active CEOs on our board with 4 – Over-commitment concern.

  Mr. Birdsall had 23 years director tenure, had non-director links to our company, yet was on our key Audit Committee — Independence concerns.

  Our new director Mr. Martin was on the Aon Corp. (AOC) board rated “D” overall by The Corporate Library in 2005 — Concern for the lack of future vision from our nomination committee.

Additional governance concerns:

  Nicor to pay $38 million to settle securities class action litigation against our company and certain officers, April 24, 2004 announcement.

  Nicor to settle shareholder derivative action against certain Nicor directors and officers, January 2005 announcement.

I believe these less-than-best practices at our company reinforce the reason to adopt the above RESOLVED statement to improve our governance and increase shareholder value.

     Moreover

It is well to remember that at Enron, WorldCom, Tyco, and other legends of mis-management and/or corruption, the Chairman also served as CEO. If a CEO wants to cover up improprieties and directors disagree, with whom do they lodge complaints? The Chairman?

Independent Board Chairman
Yes on 4

     The Board of Directors unanimously recommends that you vote AGAINST proposal 4 for the following reasons:

  The Board believes that it is in the best interests of Nicor and its stockholders for the Board to have the flexibility to determine the best Director to serve as the Chairman of the Board, whether that director is an outside director or a member of executive management. A policy that restricts the Board’s discretion in this regard would deprive the Board of the freedom to select the most qualified and appropriate individual to serve as Chairman of the Board.

  The Chairman of the Corporate Governance Committee also serves as the Board’s Lead Director. Our Lead Director (i) consults regularly with our Chairman of the Board on matters related to the Board, including the Board agendas, (ii) is available to be consulted by any of Nicor’s senior executives as to any concerns they may have and (iii) presides at executive sessions of the Board and is the liaison for communications to the Chairman of the Board regarding such sessions.

  This is not an area where “one size fits all.” According to a May 2005 report from Investor Responsibility Research Center, only 11% of S&P 1500 companies have an independent chairman. The 2004 Blue Ribbon Commission of the National Association of Corporate Directors found that separation of the roles of chairman and chief executive officer was not necessary for effective board leadership, and that it is most important that an independent director serve as a focal point for the work of the independent directors. The Board believes that the Lead Director serves as such a focal point.

     Nicor’s Board is structured to promote independence. The entire Board, with one exception (12 of the 13 Directors), consists of independent Directors under both the Board’s Standards for Director Independence and the New York Stock Exchange, which is well above the majority of independent directors mandated by the New York Stock Exchange. Furthermore, the Audit Committee, the Compensation Committee and the Corporate Governance Committee are all composed entirely of independent Directors. Therefore, there are ample independent directors to offer critical review of management. Independent Directors meet in executive sessions that are not attended by management Directors, non-independent Directors or management at least three times per year. Each Director is an equal participant in decisions made by the full Board, and the Lead Director and the other independent Directors communicate regularly with the Chief Executive Officer regarding appropriate Board agenda topics and other Board related matters.

     Nicor has established strong and effective corporate governance and Board communication practices. The company has a published procedure enabling stockholders and other third parties to communicate directly with Board members. These policies and procedures set out in detail the Board’s and its Committees’ practices so that stockholders have a transparent view as to how Nicor’s Board works. The company also has established governance guidelines, which are posted on its corporate Web site at www.nicor.com.

     There is no benefit in limiting the Board’s authority to choose the person it believes would best serve as Chairman of the Board. Nicor’s Board already has the authority to appoint an independent Director as Chairman of the Board. The proposal would therefore eliminate the flexibility of the Board to consider whether a member of management is best positioned to serve in that role at any given time. Rigid application of the proposal would deprive the Board of the ability to evaluate the particular needs of the company, the specific qualifications of the individual in question and the particular facts and circumstances of the company, as it considers candidates for Chairman. The Board believes that stockholders are best served by a board that can adapt its structure to the needs of the company and the capabilities of its directors and senior executives. We also believe that the directors who serve on a board are best positioned to identify the director who has the skill and commitment to perform the Chairman role effectively and who has the confidence and cooperation of the other directors.

     Nicor’s Board is focused on the company’s corporate governance practices and will continue to reevaluate its policies on an ongoing basis. In view of the company’s highly independent Board, our strong corporate governance practices and the fact that we have a Lead Director, Nicor’s Board believes that the stockholder proposal is unnecessary and would not strengthen the Board’s independence or oversight functions. The Board believes it would be detrimental to stockholder interests to remove the Board’s business judgment to decide who is the best person to serve as Chairman under particular circumstances that exist from time to time, whether such person is independent or a member of management. The Board will continue to reexamine its policies on an ongoing basis to ensure that its corporate governance sufficiently address Nicor’s needs.

Accordingly, the Board of Directors unanimously recommends that you vote AGAINST proposal 4, and your proxy will be so voted, if the proposal is presented, unless you specify otherwise.

STOCKHOLDER PROPOSALS

     Stockholder proposals must be received at Nicor’s General Office, attention Vice President, General Counsel and Secretary, P.O. Box 3014, Naperville, Illinois 60566-7014 on or before November 9, 2006, and must otherwise comply with Securities and Exchange Commission requirements to be eligible for inclusion in the Proxy Statement and the Form of Proxy relating to the 2007 Annual Meeting of Stockholders. In addition, written notice must be received on or before January 19, 2007 and must otherwise comply with Nicor’s By-Laws in order for stockholder proposals or nominations to be presented at the 2007 Annual Meeting.

OTHER MATTERS

     As of the date of this Proxy Statement, Nicor knows of no other matters to be brought before the meeting. If, however, further business is properly presented, the proxy holders will act in accordance with their best judgment.

     By order of the Board of Directors.

PAUL C. GRACEY, JR. Vice President, General Counsel and Secretary

March 10, 2006

Appendix A

NICOR INC.

STANDARDS FOR DIRECTOR INDEPENDENCE

     The following standards, established by the New York Stock Exchange, have been adopted by the Board of Directors (the “Board”) to determine whether a Director of the Company is independent:

     No Director qualifies as “independent” unless the Board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

     A Director is not independent if:

  The Director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.

  A Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years more than $100,000 in direct compensation from the Company, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  (A) The Director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the Director is a current employee of such a firm; (C) the Director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

  The Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

  The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

  An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

     The Board has established the following additional categorical standards of independence to assist it in making independence determinations:

     Business Relationships. Any payments by the Company for goods or services, or other contractual arrangements to: (i) a business employing, or 10% or more owned by, a Director or an immediate family member; or (ii) an entity for which a Director or an immediate family member serves as a Director or in a similar capacity, must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a Director’s independence:

  If a Director (or an immediate family member) is an officer or Director of another company that does business with the Company and the annual sales to, or purchases from the Company during such other company’s preceding fiscal year are less than 2% of the gross annual revenues of such company; and

A-1

  If a Director is a partner, officer or employee of an investment bank or consulting firm, the Director (or an immediate family member) does not personally perform any investment banking or consulting services for the Company, and the annual fees paid to the firm by the Company during such firm’s preceding fiscal year does not exceed $250,000.

     Relationships with Charitable Organizations. A Director’s independence will not be considered impaired solely for the reason that a Director or an immediate family member is a Director, officer or trustee of a university, foundation or other not-for-profit organization that receives from the Company and its direct and indirect subsidiaries during any of the prior three fiscal years, contributions in any single fiscal year not exceeding the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues during such charitable organization’s fiscal year. (Any automatic matching of employee charitable contributions by the Company or its direct or indirect subsidiaries is not included in the Company’s contributions for this purpose.) All contributions by the Company in excess of $100,000 to not-for-profit entities with which a Director is affiliated, will be reported to the Corporate Governance Committee, and may be considered in making independence determinations.

     For purposes of these standards, “Company” shall mean Nicor Inc. and its direct and indirect subsidiaries.

A-2

Appendix B

NICOR INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

     The audit committee’s membership, including the number, qualifications and independence of its members, its written charter and its responsibilities shall comply with the corporate governance rules of the New York Stock Exchange (“NYSE”) and the requirements of the federal securities laws and the Securities and Exchange Commission (“SEC”).

     The audit committee shall consist of at least three members, each of whom is independent of management and the company. The board of directors shall appoint the members of the audit committee annually and shall designate the chairman of the committee.

     The board of directors shall also have the power at any time to change the membership of the audit committee and fill its vacancies. Subject to rules prescribed by the board of directors, the audit committee shall meet at such times, but not less than four times annually, and at such place as the members of the audit committee shall deem necessary or desirable. Meetings of the audit committee may be called at any time by the chairman of the committee or by any two members of the committee.

     Except as expressly provided in this charter or the bylaws of the company, the audit committee shall fix its own rules of procedure.

PURPOSE

     The purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibility relating to the company’s accounting and reporting practices, the quality and integrity of financial reports, the company’s compliance with legal and regulatory requirements, adherence to the company’s ethics policy, the adequacy of internal controls, the effectiveness of risk management, the independence, qualifications and performance of the company’s independent registered public accounting firm, and the performance of the internal audit function. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the audit committee, the independent registered public accounting firm, the internal auditors, and the management of the company. The audit committee will periodically hold private, separate sessions with management, internal audit, and representatives of the independent registered public accounting firm.

RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and financial reporting practices of the company continue to comply with all applicable requirements and that they remain of the highest quality. The committee will review and reassess at least annually the audit committee charter in light of current circumstances and changes in regulations, and recommend any proposed revisions to the audit committee charter to the board of directors.

In carrying out its responsibilities, the audit committee will:

Independent Registered Public Accounting Firm:

  Be directly responsible for the appointment, retention, compensation and oversight of the work of the company’s independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the issuer. The company’s independent registered public accounting firm will report directly to the audit committee.

  Pre-approve all auditing and non-audit services provided by the company’s independent registered public accounting firm. The audit committee may delegate to one or more designated members of the committee the authority to grant pre-approvals. Such delegated pre-approvals shall be presented to the full audit committee at its next meeting.

  At least annually, obtain and review a report by the independent registered public accounting firm describing: that firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of that firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by that firm and any steps taken to deal with any such issues; and to assess from an independence perspective, all relationships between the independent registered public accounting firm and the company.

  After reviewing the foregoing report and the independent registered public accounting firm’s work throughout the year, the audit committee shall evaluate the auditor’s qualifications, performance and independence. Such review shall also include an evaluation of the lead partner of the independent registered public accounting firm. In making its evaluation, the audit committee should take into account the opinions of management and the company’s internal auditors. In addition to assuring the regular rotation of the lead audit partner as required by law, the audit committee shall further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent registered public accounting firm itself. The audit committee presents its conclusions with respect to the independent registered public accounting firm to the full board.

  Discuss with the independent registered public accounting firm and financial management of the company, the scope of the proposed annual audit and quarterly reviews for the current year.

  Ensure that the independent registered public accounting firm periodically reports to the audit committee: 1) all critical accounting policies and practices used by the company, 2) all alternative accounting treatments that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and 3) other material written communications between the independent registered public accounting firm and management.

  Review with the independent registered public accounting firm any problems or difficulties encountered during their audit and management’s responses thereto.

  Set clear hiring policies for employees or former employees of the company’s independent registered public accounting firm, consistent with SEC regulations and NYSE listing standards.

Internal Auditors:

  Review the internal audit function of the company including its independence and authority, the proposed audit plans for the coming year and the coordination of such plans with the independent registered public accounting firm.

  Review at least annually a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

Financial Reporting:

  Meet to review and discuss the annual audited financial statements and quarterly financial statements, including the company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent registered public accounting firm to determine significant financial reporting issues, the quality of and any changes to the application of accounting principles, the reasonableness of significant accounting estimates, the clarity of disclosures, and the existence of significant or unusual transactions.

  Recommend to the board of directors the inclusion of the audited financial statements of the company in its Annual Report to Shareholders and Form 10-K.

  Discuss with management the types of information to be presented in the company’s earnings press releases including financial information and earnings guidance.

  Prepare the report of the audit committee required by the rules of the SEC to be included in the company’s annual meeting proxy statement.

  Prior to the filing of each Form l0-Q and the Form l0-K, discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 and Public Company Accounting Oversight Board Auditing Standard No. 2.

Internal Control and Risk Management:

  Review periodically and separately, with the independent registered public accounting firm, the internal auditors and management, the adequacy and effectiveness of the accounting and financial controls of the company; any special audit steps adopted in light of material control deficiencies; and any recommendations for the improvement of controls or procedures.

  Discuss with the company’s CEO and CFO disclosures made to them during their certification process for Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the company’s internal controls.

  Discuss with the company’s CEO and CFO their periodic certifications required to be made with the SEC and NYSE.

  Review the results of procedures performed to determine adherence to the company’s code of conduct and ethics.

  Discuss the company’s guidelines and policies with respect to risk assessment and risk management with management, the internal auditors and the independent registered public accounting firm.

General:

  Report regularly to the board of directors.

  Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

  At least annually, perform a self-evaluation of the audit committee’s performance.

  Obtain the advice and assistance from outside legal, accounting or other advisors as the committee determines necessary to carry out its duties. The committee may authorize the company to pay for such engagements, as well as to pay for the independent registered public accounting firm hired by the committee.

  Perform any other action necessary to comply with the regulations of the SEC and the NYSE.

Appendix C

NICOR INC.

2006 LONG TERM INCENTIVE PLAN

SECTION 1. GENERAL

1.1     Purpose. The Nicor Inc. 2006 Long Term Incentive Plan (the “Plan”) has been established by Nicor Inc. to:

(a)	attract and retain key executive and managerial employees;

(b)	motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

(c)	provide incentive compensation opportunities that are competitive with those of other major corporations; and

(d)	further identify Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock;

and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.2     Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the employees of the Company and/or the Related Companies who are key executives or managerial employees, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company or the Related Companies.

1.3     Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 6 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 10 of the Plan).

SECTION 2. OPTIONS/DIVIDEND EQUIVALENTS

2.1     Definitions. The grant of an “Option” under this Section 2 entitles the Participant to purchase shares of Stock at a price fixed at the time the Option is granted, or at a price determined under a method established at the time the Option is granted, subject to the terms of this Section 2. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code. A “Non-Qualified Option” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code.

2.2     Eligibility. The Committee shall designate the Participants to whom Options are to be granted under this Section 2 and shall determine the number of shares of Stock to be subject to each such Option. In no event shall the aggregate fair market value of Stock (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options. In such case, the Participant may designate which Options shall be treated as Incentive Stock Options and which shall be treated as Non-Qualified Stock Options.

2.3     Price.The determination and payment of the purchase price of a share of Stock under each Option granted under this Section 2 shall be subject to the following:

(a)

The purchase price shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the greater of: (i) 100% of the Fair Market Value of a share of Stock as of the date on which the Option is granted; or (ii) the par value of a share of Stock on such date.

(b)

Subject to the following provisions of this subsection 2.3, the full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of a cashless exercise arrangement approved by the Committee, payment may be made as soon as practicable after the exercise).

(c)

The purchase price shall be payable in (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (iii) other property acceptable to the Committee having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) by delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, or (v) with the consent of the Committee, by the Company withholding shares of Stock otherwise deliverable upon exercise of the Option with a Fair Market Value on the exercise date equal to the aggregate exercise price of the Option or exercised portion thereof.

2.4     Exercise. Except as otherwise expressly provided in the Plan, an Option granted under this Section 2 shall be exercisable in accordance with the terms and conditions relating to exercise of an Option as established by the Committee; provided, however, that no Option may be exercised after its Expiration Date. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Alternate Stock Right, if any.

2.5     Expiration Date. The “Expiration Date” with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the ten-year anniversary of the date on which the Option is granted.

2.6     Dividend Equivalents. The Committee may award Dividend Equivalents to any Participant, either alone or in connection with any other Award. A “Dividend Equivalent” award shall permit the Participant to earn an amount equal to dividends payable with respect to a number of shares of Stock as determined by the Committee for such period as the Committee shall determine and with respect to the number of shares of Stock that are subject to the corresponding Award for tandem awards of Dividend Equivalents for the period the corresponding Award is outstanding. The right to payment of such earned dividends shall be subject to such restrictions and limitations as may be imposed by the Committee.

SECTION 3. ALTERNATE STOCK RIGHTS

3.1     Definition. Subject to the terms of this Section 3, an Alternate Stock Right granted under the Plan is an Award that entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 3.4), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a base price, which shall not be less than 100% of the Fair Market Value of the shares of Stock subject to such Alternate Stock Right on the date of grant. Alternate Stock Rights may be issued in tandem with an Option, or as a stand alone award.

3.2     Eligibility. Subject to the provisions of the Plan, the Committee shall designate the Participants to whom Alternate Stock Rights are to be granted under this Section 3 and shall determine the number of shares of Stock to be subject to each such Alternate Stock Right and whether such Alternate Stock Right should be granted in tandem with an Option.

3.3     Exercise. Except as otherwise expressly provided in the Plan, an Alternate Stock Right granted under this Section 3 shall be exercisable in accordance with the terms and conditions relating to exercise of an Alternate Stock Right as established by the Committee; provided, that no Alternate Stock Right may be exercised by a Participant after its Expiration Date. The exercise of an Alternate Stock Right will result in the surrender of the corresponding rights under a tandem Option, if any.

3.4     Settlement of Award. Upon the exercise of an Alternate Stock Right, the value to be distributed to the Participant, in accordance with subsection 3.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, in the discretion of the Committee.

3.5     Expiration Date. The “Expiration Date” with respect to an Alternate Stock Right means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Alternate Stock Right shall not be later than the ten-year anniversary of the date on which the Alternate Stock Right is granted; and the “Expiration Date” for any Alternate Stock Right that is granted in tandem with an Option shall not be later than the Expiration Date for the related Option.

SECTION 4. RESTRICTED STOCK

4.1     Definition. Subject to the terms of this Section 4, a Restricted Stock Award under the Plan is a grant of shares of Stock to a Participant, the eligibility for or vesting of which is subject to a required period of employment and/or any other conditions established by the Committee.

4.2     Eligibility. The Committee shall designate the Participants to whom Restricted Stock Awards are to be granted, and the number of shares of Stock that are subject to each such Award.

4.3     Terms and Conditions of Awards. All Restricted Stock Awards granted to a Participant under the Plan shall be subject to the following terms and conditions and to such other conditions, not inconsistent with the Plan, as shall be prescribed by the Committee:

(a)

A Restricted Stock Award granted to a Participant may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period as the Committee may determine; provided, however, that in addition to or in lieu of service-based vesting, the Award may be subject to other vesting conditions (or other conditions on eligibility) such as those based on satisfaction of performance criteria relating to the Performance Measures. The foregoing restrictions shall apply during the period in which the Award is not vested or during which such other conditions have not been satisfied (the “Restricted Period”). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares.

(b)

The Committee may, at any time after the date of grant of a Restricted Stock Award, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants (subject to the provisions of Section 7, relating to Change in Control), subject to the Committee authority to grant Restricted Stock Awards with eligibility or vesting that is not based on service.

(c)

Except as otherwise determined by the Committee, in its sole discretion, a Participant whose Date of Termination occurs prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to such Restricted Period.

(d)

Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be held in escrow by the Company. Each such certificate shall (to the extent applicable) bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Nicor Inc. 2006 Long Term Incentive Plan and an agreement entered into between the registered owner and Nicor Inc. A copy of such plan and agreement is on file in the offices of the Secretary of Nicor Inc. at its principal executive offices.”

4.4     Restricted Stock Units. The Committee may, in its discretion, establish arrangements providing for deferred delivery of Restricted Stock, in the form of “Restricted Stock Units,” including through any deferred stock plan adopted by the Company which requires the Participant to reduce eligible compensation otherwise payable in exchange for the deferred delivery of the Stock. Restricted Stock Units may vest over time, or may vest based on satisfaction of performance criteria based on the Performance Measures. No shares of Stock shall be deliverable and a Participant shall have no rights as a shareholder in the Stock unless and until the vesting provisions have been satisfied and actual shares of Stock have been delivered. The Committee may award Dividend Equivalents respect to the number of shares of Stock subject to the Restricted Stock Unit subject to such restrictions and limitations as may be imposed by the Committee.

SECTION 5. PERFORMANCE UNITS AND OTHER PERFORMANCE AWARDS

5.1     Definition. Subject to the terms of this Section 5, the Award of Performance Units under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. Performance Units, Restricted Stock and Restricted Stock Units subject to vesting based on performance shall be referred to herein collectively as “Performance Awards.” The number of Performance Units earned, the value received for such Performance Units and the vesting in all other Performance Awards will be contingent on the degree to which the “Performance Measures” established at the time of grant of the Award are met. For purposes of the Plan, the “Performance Period” with respect to any Performance Units shall be the period over which the applicable performance is to be measured.

5.2     Eligibility. The Committee shall designate the Participants to whom Performance Units are to be granted, and the number of units to be subject to each such Award.

5.3     Terms and Conditions of Awards. For each Performance Award, the Committee will determine:

(a)

the value of Performance Units, which may be stated in cash or in units representing shares of Stock, or may be stated as Dividend Equivalents (which Dividend Equivalents may, but need not be, associated with units representing shares of Stock);

(b)	the Performance Measures used for determining whether the Performance Award is earned or vested;

(c)	the Performance Period during which the Performance Measures will apply;

(d)	the relationship between the level of achievement of the Performance measures and the degree to which Performance Awards are earned or vested;

(e)

whether, during or after the Performance Period, to adjust or modify the calculation of the Performance Measures for such Performance Period, or the Performance Period in order to prevent dilution or enlargement of Participants rights in the event of or in anticipation of any unusual or extraordinary corporate item, transaction, event or development, or any other non-recurring event affecting the Company or the financial statements of the Company in response to or in anticipation of changes in applicable law, regulations, accounting principles or business conditions;

(f)	the number of earned Performance Units to be paid in cash and the number of earned Performance Units to be paid in shares of Stock; and

(g)	the extent to which shares of Stock distributed in settlement of the units shall be subject to vesting requirements or other conditions.

5.4     Settlement. Settlement of Performance Units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee.

(a)

For Performance Units stated in units representing shares of Stock when granted, one share of Stock will be distributed for each unit earned, or cash will be distributed for each unit earned equal to either (i) the Fair Market Value of a share of Stock at the end of the Performance Period, or (ii) the average Stock value over a period determined by the Committee.

(b)

For Performance Units stated in cash when granted, the value of each unit earned will be distributed in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the average Stock value over a period determined by the Committee.

(c)

For Performance Units stated as dividend equivalent rights when granted, the value of each unit earned at the end of the period shall be distributed in cash based on the dividends paid on Stock during the period, or shall be distributed in shares of Stock based on the amount of dividends paid on Stock during the period, divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the average Stock value over a period determined by the Committee.

5.5     Performance-Based Compensation. Except as otherwise provided in this subsection 5.5, Performance Awards are intended to be “performance-based compensation,” as that term is used in section 162(m) of the Code, and shall comply with the following requirements of this subsection 5.5, to the extent such compliance is determined by the Committee to be required for the Performance Awards to be treated as “performance-based compensation.”

(a)

For Performance Awards representing shares of Stock when granted, the number of shares covered by the Performance Awards made to any Participant in any calendar year shall not exceed the Individual Limit (as defined in subsection 6.3). For Performance Awards stated in cash when granted and for Dividend Equivalents, the combined value of which made to any Participant in any calendar year shall not exceed $3,000,000. (For Dividend Equivalents, the foregoing limit shall be applied based on the maximum dollar amount payable for the Stock subject to the Performance Awards to the Participant at the end of the period, with such maximum to be established at the time of grant of the Performance Award.) The restrictions of this paragraph (a) shall not apply to Performance Awards that are not intended to satisfy the performance- based compensation requirements, as described in paragraph (c) below.

(b)

For any Performance Award, the Performance Measures established for the Performance Period shall be objective (as that term is described in regulations under Code section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the Performance Period (but in no event after 25% of the Performance Period has elapsed), and while the outcome as to the Performance Measures is substantially uncertain. The Performance Measures established by the Committee shall be based on one or more of the following specific performance goals: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on invested capital, return on stockholders’ equity, return on assets, stockholder return, return on sales, gross or net profit margin, productivity, expense, operating margin, operating efficiency, customer satisfaction or service, working capital efficiency, earnings per share, price per share of common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

(c)

The Committee, at the time of grant of a Performance Award, may make settlement or vesting of a portion of the Award contingent on the achievement of such individual goals as may be established by the Committee; provided, however, that the portion of the Award that is contingent on achievement of individual goals is not intended to be performance-based compensation. Any other Performance Awards granted under this Section 5 shall not be performance-based compensation, to the extent that the Committee, at the time of the grant of the Performance Awards, designates such Awards as not being intended as performance-based compensation. The provisions of this subsection 5.5, reflecting the requirements applicable to performance-based compensation, shall not apply to the portion of the Award, if any, which is not intended to satisfy the performance-based compensation requirements.

(d)

A Participant holding a Performance Award shall not receive settlement of or be vested in the Award until the Committee has determined, and certified in writing (by approved minutes or otherwise) that the applicable Performance Measures have been attained. To the extent that the Committee exercises discretion in making the determination required by this paragraph (d), or otherwise provides for a discretionary adjustment with respect to the Award after the grant date, other than as permitted under Section 5.3(e), such exercise of discretion may not result in an increase in the amount of settlement of the Award.

(e)	If a Participant’s Date of Termination occurs during a Performance Period applicable to any Performance Units granted to him:

(i)

If the Date of Termination occurs because of a Participant’s death or by reason of disability (as determined by the Committee), or if the Performance Units are not intended to satisfy the requirements for performance-based compensation, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be entitled, and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems appropriate.

(ii)

Subject to Section 7, if the Date of Termination occurs for reasons other than the Participant’s death or being disabled, and the Performance Units are intended to satisfy the requirements for performance-based compensation, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be eligible, provided that any settlement of Performance Unit Awards shall not be made until the end of the Performance Period, and such settlement shall not exceed the settlement that the Participant would have received if the Participant’s Date of Termination had occurred immediately after the end of the Performance Period.

SECTION 6. OPERATION AND ADMINISTRATION

6.1     Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2006 annual meeting of its shareholders, the Plan shall be effective as of February 23, 2006 (the “Effective Date”); provided, however, that to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted.

6.2     Shares Subject to Plan. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 6.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 1,500,000 shares in the aggregate, all of which may be issued in the form of any Award, including upon exercise of Incentive Stock Options. Except as otherwise provided herein, to the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan.

6.3     Individual Limits on Awards. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award under the Plan to the extent that the sum of:

(a)	the number of shares of Stock subject to such Award; and

(b)

the number of shares of Stock subject to all other prior Awards under the Plan and any other plans or arrangements of the Company and Related Companies within the one calendar year period that includes the date of the Award;

would exceed the Participant’s Individual Limit under the Plan. Subject to the provisions of subsection 6.4, the determination made under the foregoing provisions of this subsection 6.3 shall be based on the shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable or otherwise vest. Subject to the provisions of subsection 6.4, a Participant’s “Individual Limit” for any calendar year shall be 150,000 shares.

6.4     Adjustments to Shares.

(a)

If the Company shall effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of shares of Stock available under the Plan; (ii) the number of shares available under the Individual Limit; (iii) the number of shares of Stock subject to outstanding Awards; and (iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

(b)

If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange, the shareholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, there shall be substituted for the shares subject to outstanding Awards an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares, subject to the following:

(i)

If the Committee determines that the substitution described in accordance with the foregoing provisions of this paragraph (b) would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments to the Awards to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Awards.

(ii)

All or any of the Awards may be cancelled by the Committee on or immediately prior to the effective date of the applicable transaction, but only if the Committee gives reasonable advance notice of the cancellation to each affected Participant, and only if either: (A) the Participant is permitted to exercise the Award for a reasonable period prior to the effective date of the cancellation; or (B) the Participant receives payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Awards.

(iii)

Upon the occurrence of a reorganization of the Company or any other event described in this paragraph (b), any successor to the Company shall be substituted for the Company to the extent that the Company and the successor agree to such substitution.

(c)	Upon (or, in the discretion of the Committee, immediately prior to) the sale to (or exchange with) a third party unrelated to the Company of all or substantially all of the assets of the Company, all Awards shall be cancelled. If Awards are cancelled under this paragraph (c), then, with respect to any affected Participant, either:

(i)

the Participant shall be provided with reasonable advance notice of the cancellation, and the Participant shall be permitted to exercise the Award for a reasonable period prior to the effective date of the cancellation; or

	(ii)	the Participant shall receive payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Awards.

The foregoing provisions of this paragraph (c) shall also apply to the sale of all or substantially all of the assets of the Company to a related party, if the Committee determines such application is appropriate.

(d)

In determining what action, if any, is necessary or appropriate under the foregoing provisions of this subsection 6.4, the Committee shall act in a manner that it determines to be consistent with the purposes of the Plan and of the affected Awards and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Awards for the Participants and the Company.

(e)

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(f)

Except as expressly provided by the terms of this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Awards then outstanding hereunder.

(g)

Awards under the Plan are subject to adjustment under this subsection 6.4 only during the period in which they are considered to be outstanding under the Plan. For purposes of this subsection 6.4, an Award is considered “outstanding” on any date if the Participant’s ability to obtain all benefits with respect to the Award is subject to limits imposed by the Plan (including any limits imposed by the Agreement reflecting the Award). The determination of whether an Award is outstanding shall be made by the Committee.

6.5     Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b)

In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)

To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

6.6     Liability for Cash Payments. Subject to the provisions of this Section 6, each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

6.7     Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that the Committee may require that shares surrendered pursuant to this clause (ii) be limited to shares held by the Participant for not less than six months prior to the withholding date); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that shares delivered under clause (ii) or (iii) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

6.8     Transferability. Options with or without Alternate Stock Rights, Performance Units, and, during the Restricted Period, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 6.8, the Committee may permit Awards under the Plan to be transferred by a Participant for no consideration to or for the benefit of the Participant’s

Immediate Family (including, without limitation, to a trust for the benefit of a Participant’s Immediate Family or to a partnership for members of a Participant’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Award prior to such transfer. In the discretion of the Committee, the foregoing right to transfer Awards shall also apply to the right to transfer ancillary rights associated with an Award. However, in no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422.

6.9       Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

6.10     Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing (including in electronic medium) filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

6.11     Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the “Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. Such agreement may be evidenced through electronic medium.

6.12     Limitation of Implied Rights.

(a)

Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee by any of the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)

The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

6.13     Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

6.14     Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the company.

6.15     Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

6.16     Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the Award shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

SECTION 7. CHANGE IN CONTROL

     Subject to the provisions of subsection 6.4 (relating to the adjustment of shares), and except as otherwise provided in the Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

(a)	All outstanding Options and Alternate Stock Rights shall become fully exercisable.

(b)	All Awards shall become fully vested.

(c)	Performance Units may be paid out in such manner and amounts as determined by the Committee.

(d)	Restricted Stock Units shall be paid out in such manner as determined by the Committee.

SECTION 8. COMMITTEE

8.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8.

8.2    Selection of Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board.

8.3    Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

(a)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, his present and potential contribution to the Company’s success and such other factors as the Committee deems relevant.

(b)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)

Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

(f)

In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

8.4    Delegation by Committee. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 8.4 shall serve in such capacity at the pleasure of the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

8.5    Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION 9. AMENDMENT AND TERMINATION

     The Committee may, at any time, amend or terminate the Plan, provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 6.4), (ii) permits the Committee to grant Options or Alternate Stock Rights with an exercise or base price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or Alternate Stock Right beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. The Committee may, at any time amend or terminate an Award, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted. However, notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option was originally granted and, except as permitted by subsection 6.4, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

SECTION 10. DEFINED TERMS

     For purposes of the Plan, the terms listed below shall be defined as follows:

(a)

Award. The term “Award” shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, Dividend Equivalents, Alternate Stock Rights, Restricted Stock, Restricted Stock Units or Performance Units.

(b)	Board. The term “Board” shall mean the Board of Directors of the Company.

(c)	Change in Control. The term “Change in Control” means the occurrence of any of the following:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares of Common Stock of the Company or any voting securities of the Company entitled to vote generally in the election of directors if, as a result of such acquisition, such person owns 35% or more of either (1) the outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”), or (2) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection 10(d)(i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a “Company Plan”), or (C) any acquisition by any corporation pursuant to a transaction which complies with subsections (iii)(A), (iii)(B), and (iii)(C) of this definition; provided further, that for purposes of clause (A), if any Person (other than the Company or any Company Plan) shall become the beneficial owner of 35% or more of the Outstanding Company Common Stock or 35% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

(ii)

Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (for purposes of this definition, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or publicly threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or publicly threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

(iii)

Consummation, including receipt of any necessary regulatory approval, of (1) a reorganization, merger, consolidation, or other business combination involving the Company, or (2) the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (any transaction described in part (1) or (2) being referred to as a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which:

(A)

all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the ultimate parent entity resulting from such Corporate Transaction (including, without limitation, an entity which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(B)

no Person (other than the Company, any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 35% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 35% or more of, respectively, the then outstanding common stock of the ultimate parent entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity; and

(C)	individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the ultimate parent entity resulting from such Corporate Transaction; or

(iv)

A tender offer (for which a filing has been made with the Securities and Exchange Commission (the “SEC”) which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this subsection (iv), the Change in Control will be deemed to have occurred at the first time during the offer period when the Person (as defined in subsection (i) above) making the offer beneficially owns or has accepted for payment stock of the Company with 35% or more of the combined voting power of the then Outstanding Company Voting Securities; provided, however, that the Change in Control shall occur three (3) business days before such tender offer is to terminate, unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares beneficially owned by that Person, stock with 50% or more of the combined voting power of the then Outstanding Company Voting Securities when the offer (and any subsequent offering period) terminates; or

(v) Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

(vi)

For purposes of this definition of Change in Control, (1) the term “Company” shall mean Nicor Inc. and shall include any Successor to Nicor Inc.; and (2) the term “Successor to Nicor Inc.” shall mean any corporation, partnership, joint venture or other entity that succeeds to the interests of Nicor Inc. by means of a merger, consolidation or other restructuring that does not constitute a Change in Control under subsections (i), (iii) or (iv) above.

(d)	Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)	“Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(f)

Date of Termination. A Participant’s “Date of Termination” shall be the date on which his employment with the Company and all Related Companies terminates for any reason; provided that a Date of Termination shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that a Participant’s employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant’s employer. If, as a result of a sale or other transaction, a Participant’s employer ceases to be a Related Company (and the Participant’s employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant’s Date of Termination.

(g)

Fair Market Value. The “Fair Market Value” of a share of Stock of the Company as of any date shall be the closing market composite price regular trading for such Stock as reported for the New York Stock Exchange - Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

(h)

Immediate Family. With respect to a particular Participant, the term “Immediate Family” shall mean the Participant’s parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant or any limited liability company substantially all of the members of which are one or more of such persons or the Participant.

(i)	Option. The term “Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option granted under the Plan.

(j)

Related Companies. The term “Related Company” means any company during any period in which it is a “parent corporation” or a “subsidiary company” (as those terms are defined in Code sections 424(e) and 424(f), respectively) with respect to the Company.

(k)	SEC. “SEC” shall mean the Securities and Exchange Commission.

(l)	Stock. The term “Stock” shall mean shares of common stock of the Company.

1844 Ferry Road
Naperville, IL 60563-9600

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Nicor Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Nicor Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NICIN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NICOR INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.
			For	Withhold	For All	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	Election of Directors		All	All	Except
	1. R. M. Beavers, Jr. 2. B. P. Bickner 3. J. H. Birdsall, III 4. T. A. Donahoe 5. B. J. Gaines 6. R. A. Jean	7. D. J. Keller 8. R. E. Martin 9. G. R. Nelson 10. J. Rau 11. J. F. Riordan 12. R. M. Strobel	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2 AND 3, AND “AGAINST” PROPOSAL 4.						For	Against	Abstain

2.	Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2006.					☐	☐	☐

3.	Approval of the Nicor Inc. 2006 Long Term Incentive Plan.					☐	☐	☐

4.	Shareholder proposal concerning separating the roles of Chairman and Chief Executive Officer.					☐	☐	☐

			Yes	No
Please indicate if you plan to attend the meeting			☐	☐

Please vote, date, and sign your name(s) exactly as shown and mail promptly in the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

You are cordially invited to attend the annual meeting of stockholders of Nicor Inc. to be held on Thursday, April 20, 2006 at 10:30 a.m. at the Northern Trust Company, 6th Floor Assembly Room, 50 LaSalle Street, Chicago, Illinois.

You should present this admission ticket, and a form of personal identification, in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and one guest, and is not transferable. If shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from your broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

Nicor Inc.

1844 Ferry Road
Naperville, IL 60563-9600

Proxy Solicited by the Board of Directors

The undersigned appoints Russ M. Strobel, Robert M. Beavers, Jr., John H. Birdsall, III, or any of them, proxies to vote all shares of stock which the undersigned is entitled to vote at the annual meeting of stockholders of Nicor Inc., to be held April 20, 2006 or at any adjournment thereof, on the matter as set forth in the Proxy Statement and on all matters properly presented at the meeting.

This instruction and proxy card is also solicited by the Board of Directors of Nicor Inc. for persons who participate in (1) the Nicor Savings Investment Plan, (2) the Nicor Gas Thrift Plan, and (3) the Birdsall, Inc. Retirement Savings Plan. By signing this instruction and proxy card, or by voting by phone or Internet, the undersigned hereby instructs Vanguard Fiduciary Trust Company, the trustee of each of the Plans named above, to exercise the voting rights relating to any shares of Common Stock of Nicor Inc. allocable to his or her account(s) as of February 23, 2006. The trustee will tabulate the votes received from all participants by April 17, 2006 and shall vote the shares of Nicor Common Stock for which it does not receive voting instruction in the same proportion as the shares voted under the Plans pursuant to instruction.

Proxies will be voted as directed.

In the absence of specific direction, signed proxies will be voted in accordance with the recommendations of the Board of Directors.